Exhibit 10.4

Form of Voting Agreement

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into on July __, 2015 (“Effective Date”), by and between the stockholder (“Stockholder”) of Immune Pharmaceuticals Inc., a Delaware corporation (“Company”) whose name appears on the signature page hereto, and the investor (“Investor”) in Company whose name appears on the signature page hereto.

Recitals

A.           Company and Investor are entering into a Stock Purchase Agreement (“Stock Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Investor will purchase shares of Company’s Preferred Stock. Capitalized terms used but not defined in this Agreement will have the meanings ascribed to them in the Stock Purchase Agreement. The transactions contemplated by the Stock Purchase Agreement are sometimes referred to as the “Transactions”).

B.           Stockholder beneficially owns the number of shares of Common Stock (“Owned Shares”) set forth on the signature page hereto (all Owned Shares and, together with all Common Stock now or hereafter beneficially owned by Stockholder or of which Stockholder acquires beneficial ownership after the Effective Date and prior to the termination hereof, whether by purchase or upon exercise of options, warrants, conversion of other convertible securities or otherwise, are collectively referred to herein as “Covered Shares”).

C.           Stockholder acknowledge that Closing is contingent on Investor entering into this Agreement, Investor is Closing the Transactions in reliance on the representations, warranties, covenants and other agreements of Stockholder set forth in this Agreement, and Investor would not proceed with Closing if Stockholder did not enter into this Agreement.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Stockholder and Investor agree as follows:

I.           Agreement to Vote.

A.           Prior to termination of this Agreement, Stockholder hereby absolutely, unconditionally and irrevocably agrees that it will, and will cause any other holder of record of any Covered Shares to, at any meeting of stockholders of Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in any action by written consent of stockholders of Company:

1.          when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum; and

2.          vote (or cause to be voted) in person or by proxy all Covered Shares (a) in favor of the approval of the Stock Purchase Agreement, the Transactions and the issuance of the Shares to Investor, and (b) against any proposal, action or transaction involving Company, which proposal, action or transaction would impede, frustrate, prevent or materially delay the consummation of the Transactions, including the sale and issuance of Shares to Investor.

B.           Directors or Officers. Nothing in this Agreement will limit or restrict Stockholder from (1) acting in Stockholder’s capacity as a director or officer of the Company, to the extent applicable, it being understood that this Agreement shall apply to Stockholder in Stockholder’s capacity as a stockholder of the Company, or (2) voting in Stockholder’s sole discretion on any matter other than matters referred to in Section I.A.

C.           Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder will deliver to Company a duly executed proxy in the form attached hereto as Exhibit A (“Proxy”), which Proxy is coupled with an interest sufficient in law to support an irrevocable proxy, and, until termination of this Agreement, will be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of stockholders of Company or action or approval by written resolution or consent of stockholders of Company with respect to the matters contemplated by Section I.A covering the total number of Covered Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement by Stockholder, (1) Stockholder hereby revokes any and all prior proxies (other than the Proxy) given by Stockholder with respect to the subject matter contemplated by Section I.A, and (2) Stockholder will not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any person to vote or give instructions with respect to the Covered Shares in any manner inconsistent with the terms of Section I.A, until after termination.

D.           No Lawsuits. Stockholder will not in Stockholder’s capacity as a stockholder of the Company bring, commence, institute, maintain, prosecute or voluntary aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (1) challenges the validity or seeks to enjoin the operation of any provision of this Agreement or (2) alleges that the execution and delivery of this Agreement by Stockholder, either alone or together with other Company voting agreements and proxies to be delivered in connection with the Stock Purchase Agreement, or the adoption and approval of the Transaction by Company’s board of directors, breaches any fiduciary duty of the board or any member thereof.

E.           No Transfer. Unless the transferee first agrees in writing to be bound by the terms of this Agreement and executes a Proxy, Stockholder will not, directly or indirectly, transfer (except as may be specifically required by court order or by operation of law), grant an option with respect to, sell, exchange, pledge or otherwise dispose of, reduce its economic risk in, or encumber, the Covered Shares prior to termination of this Agreement. Except pursuant to the terms of this Agreement, Stockholder will not, directly or indirectly, grant any proxies or powers of attorney with respect to any Covered Shares, deposit any Covered Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any Covered Shares or make any public announcement that is in any manner inconsistent with this Agreement. Stockholder will not, in its capacity as a stockholder of the Company, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or be reasonably expected to have the effect of impairing the ability of Stockholder to perform its obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby.

F.           No Other Restriction. Except as set forth in Section I.A. above, Stockholder will not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of Company.

II.          Termination. This Agreement will terminate only when Approval is obtained.

III.         Representations and Warranties.

A.           Representations and Warranties of Investor. Investor hereby represents and warrants to Stockholder as follows:

1.          Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.          Consents; No Conflicts. Except for the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder (collectively, “Exchange Act”), the execution, delivery and performance by Investor of this Agreement do not and will not (a) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, (b) violate, conflict with or result in the breach of any provision of the organizational documents of the Investor, (c) conflict with or violate any law or governmental order applicable to Investor or its assets, properties or businesses or (d) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Investor is a party, except, in the case of clauses (c) and (d), as would not materially and adversely affect the ability of the Investor to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

B.           Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Investor as follows:

1.          Organization; Authority. Stockholder is a natural person or an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Stockholder, and when delivered by Stockholder in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.          Consents; No Conflicts. Except for the applicable requirements of the Exchange Act, the execution, delivery and performance by Stockholder of this Agreement do not and will not (a) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, (b) violate, conflict with or result in the breach of any provision of the organizational documents of the Investor, (c) conflict with or violate any law or governmental order applicable to Stockholder or its assets, properties or businesses or (d) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Stockholder is a party, except, in the case of clauses (c) and (d), as would not materially and adversely affect the ability of the Investor to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

3.          Ownership of Shares. As of the Effective Date, Stockholder is the record and/or beneficial owner of, and has sole voting power and sole power of disposition with respect to the Owned Shares free and clear of liens, proxies, powers of attorney, voting trusts or agreements (other than any Lien or proxy created by this Agreement or pursuant to any pledge in existence as of the date hereof, which would not materially and adversely affect the ability of the Stockholder to carry out the Stockholder’s obligations under, and to consummate the transactions contemplated by, this Agreement). As used in this Agreement, the terms “beneficial owner,” “beneficial ownership,” “beneficially owns” or “owns beneficially,” with respect to any securities, refer to the beneficial ownership of such securities as determined under Rule 13d-3(a) of the Exchange Act. The Covered Shares are and will be at all times up until termination of this Agreement be free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder’s voting rights, charges and other encumbrances of any nature that would adversely affect the Transaction or the exercise or fulfillment of the rights and obligations of Stockholder under this Agreement or of the parties to this Agreement. Stockholder’s principal residence or place of business is set forth on the signature page hereto.

IV.          General Provisions.

A.           Further Assurances. From time to time, at another party’s request and without further consideration, each party hereto will take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement, including without limitation execution of any broker proxy card or broker instruction.

B.           Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware. All actions and proceedings arising out of or relating to this Agreement will be heard and determined exclusively in any Delaware state or federal court, in each case sitting in City of Wilmington, New Castle County. The parties hereto hereby (1) submit to the exclusive jurisdiction of such courts for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (2) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of such courts, that the action is brought in an inconvenient forum, the venue of the action is improper, or this Agreement may not be enforced in or by any of the above-named courts.

C.           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Stockholder and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

D.           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

E.           Specific Performance; Injunctive Relief. The parties hereto acknowledge that Investor will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein or in the Proxy. Therefore, in addition to any other remedies that may be available to Investor upon any violation of this Agreement or the Proxy, Investor shall have the right to enforce such covenants and agreements and the Proxy by specific performance, injunctive relief or by any other means available to Investor at law or in equity and Stockholder hereby waives any and all defenses that could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

F.           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof

G.           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement. Any signature delivered by portable document format, facsimile or electronic transmission will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

H.           Entire Agreement. This Agreement, including the recitals hereto which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any person’s reliance on any such statement or assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Stockholder:

Stockholder Name	Number of Owned Shares

By:
Name:
Title:
Stockholder Address
Investor:

Investor Name

By:
Name:
Title: